UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 05, 2015

GOLIATH FILM AND MEDIA HOLDINGS

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

0-18945	84-1055077
(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500, Marina del Rey, California 90292
(Address of principal executive offices and zip code)

(909)- 753-5879
(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Our CFO provided notice on December 17, 2014, that he will not extend his contract that expires on May 1, 2015 in order to pursue other interests. Lamont Robert, Chief Executive Officer will act as Acting Chief Financial Officer.

Item 8.01 Other Events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goliath Film and Media Holdings

Date: March 11, 2015	By:	/s/ Lamont Roberts
Lamont Roberts, CEO

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